Exhibit 99.1

Swiftmerge Acquisition Corp. Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing February 4, 2022

WEST VANCOUVER, British Columbia, February 3, 2022 — Swiftmerge Acquisition Corp. (NASDAQ: IVCPU) (the “Company”) announced that, commencing February 4, 2022, holders of the units sold in the Company’s initial public offering may elect to separately trade the Class A ordinary shares and warrants included in the units. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The Class A ordinary shares and warrants that are separated will trade on the Nasdaq Global Market (“Nasdaq”) under the symbols “IVCP” and “IVCPW,” respectively. Those units not separated will continue to trade on Nasdaq under the symbol “IVCPU.” Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. BofA Securities acted as sole book-running manager and sole underwriter for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on December 14, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from BofA Securities, Attn: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, North Carolina, 28255-0001, by email at dg.prospectus_requests@bofa.com.

About Swiftmerge Acquisition Corp.

Swiftmerge Acquisition Corp. is a newly organized blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. While the Company may pursue an initial business combination target in any industry, it currently intends to pursue opportunities targeting disruptive consumer companies utilizing technology and the internet to evolve the way that consumers interact with the market.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Sam Bremner

sam@swiftmerg.com